UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2015

Malaysia Pro-Guardians Security Management Corporation

 (Exact name of registrant as specified in its charter)

Nevada	333-172114	33-1219511
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

136-40 39th Avenue, Suite 6B

Garden Plaza

Flushing, NY 11354

 (Address of principal executive offices)

Phone: 718-395-8285

(Registrant’s Telephone Number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1) Previous Independent Registered Public Accounting Firm

(i)	On April 1, 2015, Malaysia Pro-Guardians Security Management Corporation (the “Company”) dismissed its independent registered public accounting firm, Li and Company, PC (“Li”).

(ii)	Li did not issue any reports during the period from October 1, 2014 through April 1, 2015 (date of dismissal).

(iii)	The decision to change independent registered public accounting firm was approved by the Board of Directors of the Company.

(iv)	During the period from October 1, 2014 through April 1, 2015 (date of dismissal), (a) there were no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)	On April 1, 2015 the Company provided Li with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2) New Independent Registered Public Accounting Firm

On April 1, 2015, concurrent with the dismissal of Li, the Company, upon the board of directors’ approval, engaged McCormack, Su & Company Inc. (“McCormack, Su & Co.”) as its new independent registered public accounting firm to audit and review the Company’s financial statements effective immediately. During the two most recent years ended December 31, 2012 and 2013, and any subsequent period through the date hereof prior to the engagement of McCormack, Su & Co., neither the Company, nor someone on its behalf, has consulted McCormack, Su & Co. regarding:

(i)	Either; the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	Any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.	Description

16.1	Letter of Li and Company, PC dated April 1, 2015 to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Malaysia Pro-Guardians Security Management Corporation

Dated: April 1, 2015	By:	/s/ Hua Fung Chin
Hua Fung Chin
CEO and CFO